UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 30, 2005

                             TEDA TRAVEL GROUP INC.
               --------------------------------------------------
               (Exact name of Registrant as specified in charter)


        Delaware                        000-30264              11-3177042
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(State or other jurisdiction   (Commission File Number)      (IRS Employer
    of  incorporation)                                   Identification  Number)



                       Suite 2102 Chinachem Century Tower
                               178 Gloucester Road
                               Wanchai, Hong Kong
                    ----------------------------------------
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (852) 2833-2186


Section 8 - Other Events

     Item 8.01 - Other Events

On June 30, 2005, the Boards of Directors terminated Pacific Stock Transfer Company, a Nevada corporation with office at 500 E. Warm Springs Rd., Suite 240 Las Vegas, NV 89119 as the Company's Stock Transfer Agent.

On June 30, 2005, the Boards of Directors selected Holladay Stock Transfer, Inc., a Nevada corporation with office at 50 West Liberty Street, Suite 880, Reno, Nevada 89501 as the Company's new Stock Transfer Agent.


                                    SIGNATURE


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           TEDA TRAVEL GROUP INC.

Dated: June 30, 2005                       By: /s/ Godfrey Chin Tong Hui
                                           -----------------------------------
                                           Godfrey Chin Tong Hui
                                           Chief Executive Officer